SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 17—SUBSEQUENT EVENTS

On April 26, 2017, the Company completed its IPO of 8,700,000 shares of Class A common stock at a price of $14.00 per share. On May 10, 2017, the underwriters of the IPO exercised their over-allotment option to purchase an additional 1,305,000 shares of Class A common stock at the IPO price of $14.00 per share. After deducting underwriting discounts and commissions and estimated offering expenses payable by us, we received approximately $128.6 million of the aggregate net proceeds from the IPO (including the over-allotment option). We contributed all of the net proceeds received by us to SES Holdings in exchange for SES Holdings LLC Units. SES Holdings used the net proceeds in the following manner: (i) $34.0 was used to repay borrowings incurred under our Credit Facility to fund the cash portion of the purchase price of the Permian Acquisition, (ii) $7.8 million was used for the cash settlement of outstanding phantom unit awards and (iii) the remaining net proceeds are intended to be used for general corporate purposes, including funding our 2017 budgeted capital expenditures.

On May 5, 2017, the Company settled its outstanding phantom unit awards for an aggregate amount equal to $7.8 million as a result of the completion of its IPO, which constituted a liquidity event with respect to such phantom unit awards. Based on the fair market value of a share of the Company’s Class A common stock on the date of the IPO of $14.00, the cash payment with respect to each phantom unit was approximately $5.53.

NOTE 18—SUBSEQUENT EVENTS

On January 23, 2017, the Company issued 10,668 equity options to certain members of the Company’s board of directors related to the addition of independent directors and 324,111 equity options to certain employees of the Company with a strike price of $20.00 and terms ranging from seven to ten years. Additionally, the Company granted 2,500 restricted stock units to certain members of the Company’s board of directors related to the addition of independent directors and 34,867 restricted stock units to certain employees.

On February 7, 2017, the Company issued 75,399 equity options to certain employees with a strike price of $20.00 and a term of seven years.

On February 20, 2017, the Company issued 8,002 equity options to certain employees with a strike price of $20.00 and a term of seven years. Additionally, the Company granted 1,875 restricted stock units to certain employees.

On February 24, 2017, the Company entered into a purchase and sale agreement to acquire a company in the Permian Basin with proprietary fresh water sources and water transport infrastructure for $56.5 million, with 90% to be paid in cash and 10% to be paid in equity, subject to certain closing adjustments. Closing is expected to be completed before the end of the first quarter of 2017.

The Company has evaluated subsequent events through March 2, 2017, the date the financial statements are available to be issued.